UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 26, 2004

TIER TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)

10780 Parkridge Blvd., 4th Floor Reston, Virginia (Address of principal executive offices)		20191 (Zip Code)
(571) 382-1090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

 Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CRF 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR      240.14d-2(b))
 Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
     240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On October 26, 2004, the Board of Directors of Tier Technologies, Inc., a California Corporation (the “Company”), appointed Bruce Spector as a director to its Board of Directors.

        A press release announcing Mr. Spector’s appointment to the Board was issued on October 28, 2004. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits
Exhibit 99.1 Press release of the Registrant dated October 28, 2004 announcing the appointment of Bruce Spector as a director of the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC. By: /s/ Jeffrey A. McCandless Jeffrey A. McCandless Chief Financial Officer

Date: November 10, 2004

Exhibit No.            Description

99.1                  Press release of Tier Technologies, Inc. dated October 4, 2004